UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2022

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware		001-38289	26-1119726
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2605 Meridian Parkway, Suite 200
Durham,	North Carolina		27713
(Address of Principal Executive Office)			(Zip Code)
Registrant's telephone number, including area code: (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVYA	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) In connection with a holistic review of its existing compensation programs, on December 21, 2022, the Compensation Committee (the “Compensation Committee”) of Avaya Holdings Corp. (the “Company”) approved certain terms relating to the Company’s compensation programs for the fiscal year ending September 30, 2023 (“FY 2023”).

Under the FY 2023 executive compensation program, certain of the Company’s named executive officers and certain other senior officers will receive a cash award payable in a lump sum, subject to a recapture provision that generally requires repayment in the event of a voluntary departure or termination by the Company “for cause” prior to September 30, 2023 (December 31, 2023 for Mr. Masarek), which recapture provision will partially lapse upon certain specified events. These cash awards are being paid in lieu of any bonus payment opportunity under the Company’s annual incentive plan that would have otherwise been established for these executives in FY 2023 and also in lieu of the long-term equity incentive awards that historically would have been granted in the beginning of FY 2023.

The cash awards payable to Mr. Masarek and Ms. Shah are set forth below:

Name	Cash Award
Alan Masarek, President and Chief Executive Officer	$6,000,000.00
Shefali Shah, Executive Vice President & Chief Administrative Officer	$1,200,000.00

The Compensation Committee also determined that Mr. Masarek’s $4,000,000 sign-on bonus, previously paid to him as reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 29, 2022, can be retained by him in cash, subject to recapture in the event of a voluntary departure or termination by the Company “for cause” prior to December 31, 2023, which recapture provision will partially lapse upon certain specified events.

With respect to the Company’s broader employee population (excluding the group described above), the Compensation Committee approved an annual incentive plan for FY 2023 for the Company’s bonus-eligible participants in which the target bonus opportunities are a mix of time-based awards paid on a quarterly basis and incentive awards paid after the end of the fiscal year, subject to satisfaction of certain service conditions and/or attainment of financial metrics tied to the Company’s business plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: December 23, 2022	By:	/s/ Rebecca A. Roof
	Name:	Rebecca A. Roof
	Title:	Interim Chief Financial Officer